Q3’FY25 Earnings Call Supplemental Presentation April 30, 2025

Forward-looking Statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing. 2 Proprietary and Confidential Property of Accuray Safe Harbor Statement   Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding adjusted EBITDA and revenue; expectations regarding China deferred margin release; our ability to deliver on our goals, priorities, and strategic growth plans; expectations related to our China joint venture; and expectations related to new product innovations and offerings as well as revenue growth and market share going forward. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the effect of the global macroeconomic environment on the operations of the company and those of its customers and suppliers; effects related to international tariffs; disruptions to our supply chain, including increased logistics costs; the company's ability to achieve widespread market acceptance of its products; the company’s ability to realize the expected benefits of the China joint venture and other partnerships; risks inherent in international operations; the company's ability to maintain or increase its gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; the company's ability to meet the covenants under its credit facilities; the company's ability to convert backlog to revenue and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2025, and as updated periodically with our other filings with the SEC.    Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.  Non-GAAP Financial Measures   This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.  Medical Advice Disclaimer   Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

Q3 Highlights Total net revenue was $113.2 million, an increase of 12 percent year-over-year Net loss was $1.3 million compared to a net loss of $6.3 million in the prior year period Adjusted EBITDA1 was $6.0 million compared to $1.1 million in the prior year period 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slide 11 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Vision To expand the curative power of radiation therapy to improve as many lives as possible Mission To think, act, and execute beyond expectations every day to deliver better, safer radiation therapy solutions and help patients get back to living their lives, faster

Customer and Patient Focused Priorities Advance Care by providing solutions that address the biggest pain points in RT  Drive Patient Access to radiotherapy treatments in developed and high potential underserved markets Delight Customers by ensuring high operational performance so no patient is rescheduled Hope Confidence Conquer Cancer by  Closing the Gaps to Care

China Margin Impact – Tomo® C System Due to JV accounting rules, 49% of total margin is deferred upon shipment to the JV and margin is released when the JV ships the system to the customer Deferred margin is reflected on the Balance Sheet under Assets as “Investment in JV” Net deferral of $2.4 million in Q3 is largely a result of higher JV shipments to end customers in Q2 Expecting full year FY25 net release to be approx. $0.5 million 1 Gross Margin % (Excl China Margin Impact) is a non-GAAP measure. Please see Slides 16 - 18 for a reconciliation of Gross Margin % (Excl China Margin Impact) to the most directly comparable GAAP measure. 2 Adjusted EBITDA is a non-GAAP measure.  Please see Slides 11 - 14 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Q3’FY25 and YTD Q3’FY25 Financials Strong financial performance KEY FINANCIAL METRICS Highlights Strong Q3 performance representing 12% YoY revenue growth with 16% increase in Product revenue and 9% increase in Service revenue 27 systems delivered to customers representing a 23% increase globally YoY Robust execution on cash collections with ending cash of $79M, up $15M as compared to the prior quarter Strong Adjusted EBITDA1 performance driven by higher volume and focused cost discipline 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slides 11 and 12 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. $M Q3 Y/Y YTD Y/Y Revenues $113.2M 12% $331M 6% Product $57.3M 16% $166.9M 8% Service $55.9M 9% $164.1M 4% Op. Expenses $30.6M (9%) $104.4M (6%) Adj. EBITDA1 $6.0M 456% $18.8M 96%

FY25 Guidance Revenue Adjusted EBITDA1 Previous Guidance Range $28.5M - $31M +45% - 57% 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slide 15 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. $ in millions % = YoY Growth $463M - $475M +4% - 6% Guidance Range $28.5M - $31M +45% - 57% $452M - $460M +1% - 3% [revised]

FY2025 Fiscal Focused Priorities Outpace the Market and Grow Customer Base    Expand Service and Solutions Recurring Revenue Improve Profitability and Operational Excellence  Strengthen Balance Sheet and Cash Flow

Thank you

$K GAAP net loss Stock-based compensation Interest expense, net Restructuring charges Depreciation and amortization Three Months Ended March 31, Three Months Ended March 31, 2024 2025 $ $ (1,297) 1,575 2,745 2,568 0 0 (6,342) 1,601 2,735 2,649 0 0 ERP and ERP related expenditures 457 444 GAAP to Adjusted EBITDA Q3 FY’25 and Q3 FY’24 Reconciliation of Net Loss to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Adjusted EBITDA $ $ 6,048 1,087 Provision for income taxes

$K GAAP net income (loss) Stock-based compensation Interest expense, net Restructuring charges Depreciation and amortization Nine Months Ended March 31, Nine Months Ended March 31, 2024 2025 $ $ (2,714) 4,552 7,383 7,825 0 0 (18,932) 4,398 7,442 7,989 2,633 2,815 ERP and ERP related expenditures 1,777 3,254 GAAP to Adjusted EBITDA YTD Q3FY’25 and Q3YTD FY’24 Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Adjusted EBITDA $ $ 18,823 9,599 Provision for income taxes

$K GAAP net income (loss) Stock-based compensation Interest expense, net Restructuring charges Depreciation and amortization Nine Months Ended March 31, Nine Months Ended March 31, 2024 2025 $ $ (2,714) 4,552 7,383 7,825 0 0 (18,932) 4,398 7,441 7,990 2,633 2,815 ERP and ERP related expenditures 1,777 3,254 GAAP to Adjusted EBITDA YTD Q3FY’25 and Q3YTD FY’24 Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Adjusted EBITDA $ $ 18,823 9,599 Provision for income taxes Updated slide

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization To From $ $ $ $ (4,000) 6,500 10,000 13,000 3,000 28,500 (1,500) 6,500 10,000 13,000 3,000 31,000 GAAP to Adjusted EBITDA FY’25 – Forward Looking Guidance Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Twelve Months Ended June 30, 2025 Updated slide

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization To From $ $ $ $ (4,000) 6,500 10,000 13,000 3,000 28,500 (1,500) 6,500 10,000 13,000 3,000 31,000 GAAP to Adjusted EBITDA FY’25 – Forward Looking Guidance Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Twelve Months Ended June 30, 2025

$K Total Net Revenue Gross Profit TT-C China Margin (Deferral)/Release Gross Margin % excl TT-C China Margin Impact Total Cost of Revenue Three Months Ended March 31, Nine Months Ended March 31, 2025 2025 $ $ 113,243 (81,616) 31,627 (2,405) 30.05% 330,962 (222,974) 107,988 (1,084) 32.96% Gross Profit excl TT-C China Margin Impact 34,032 109,072 Gross Margin to Gross Margin Excluding China Margin Impact Reconciliation of Gross margin to Gross margin excluding China Margin Impact $ $

$K Total Net Revenue Gross Profit TT-C China Margin (Deferral)/Release Gross Margin % excl TT-C China Margin Impact Total Cost of Revenue Three Months Ended December 31, Six Months Ended December 31, 2024 2024 $ $ 116,174 (74,282) 41,892 3,314 33.21% 217,719 (141,358) 76,361 1,321 34.47% Gross Profit excl TT-C China Margin Impact 38,578 75,040 Gross Margin to Gross Margin Excluding China Margin Impact Reconciliation of Gross margin to Gross margin excluding China Margin Impact $ $

$K Total Net Revenue Gross Profit TT-C China Margin Deferral Gross Margin % excl TT-C China Margin Impact Total Cost of Revenue Three Months Ended September 30, 2024 $ 101,545 (67,076) 34,469 (1,993) 35.91% Gross Profit excl TT-C China Margin Impact 36,462 Gross Margin to Gross Margin Excluding China Margin Impact Reconciliation of Gross margin to Gross margin excluding China Margin Impact $